Alliance All-Market
Advantage Fund

Semi-Annual Report
March 31, 2003


[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

                           Investment Products Offered
                           ===========================
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ===========================


AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

LETTER TO SHAREHOLDERS
May 20, 2003

Dear Shareholder:
This report provides the investment results, market activity and outlook for Alliance All-Market Advantage Fund (the "Fund"), a closed-end fund that trades under the New York Stock Exchange symbol "AMO," for the semi-annual reporting period ended March 31, 2003.

Investment Objective and Policies
This closed-end fund seeks long-term growth of capital through all market conditions. Consistent with the investment style of Alliance's Large Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensely researched, high-quality companies that, in Alliance's judgment, are likely to achieve superior earnings growth. The core portfolio typically consists of the 25 companies that are the most highly regarded at any point in time. The balance of the Fund's portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential. The Fund makes substantial use of specialized trading techniques, such as short selling, options, futures and leverage in an effort to enhance returns. The use of these techniques entails special risks.

Investment Results
The following table provides performance data for the Fund and its benchmark, the Russell 1000 Growth Index, as well as the Standard & Poor's (S&P) 500 Stock Index for the six- and 12-month periods ended March 31, 2003.



   INVESTMENT RESULTS*
   Periods Ended March 31, 2003

                                                   =============================
                                                             Returns
                                                   =============================
                                                   6 Months         12 Months
--------------------------------------------------------------------------------
   Alliance
   All-Market
   Advantage
   Fund (NAV)                                       -3.92%          -30.83%
--------------------------------------------------------------------------------
   Russell
   1000 Growth
   Index                                             6.01%          -26.76%
--------------------------------------------------------------------------------
   S&P 500
   Stock Index                                       5.01%          -24.75%
--------------------------------------------------------------------------------

   * The Fund's investment results are for the periods shown and are based on the net asset value (NAV) as of March 31, 2003. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

     The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

     Additional investment results appear on pages 6-8.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 1

For the six-month period ended March 31, 2003, the Fund underperformed its benchmark, the Russell 1000 Growth Index. The market's performance was driven largely by a strong rally in both the technology and energy sectors. Despite the lack of any significant change in fundamentals for the sector, the technology sector served as the beneficiary of those seeking higher-beta positions amid the war-related optimism. Consequently, the Fund's underweight position in the technology sector relative to the benchmark detracted from performance and specific positions in Intel Corp. and Peoplesoft negatively impacted performance on a relative basis.

A number of other sectors and specific stocks contributed positively or negatively to performance. Viacom, Inc. and Kohl's Corp. contributed negatively to stock selection in the consumer discretionary sector. The Fund's mild underweight position in the health care sector detracted from performance. In this sector, strong contributing performance from Amgen, Inc., Johnson & Johnson, Pfizer, Inc. and UnitedHealth Group, Inc. was not enough to offset the negative impact from Tenet Healthcare Corp. The Fund's underweight position in consumer staples combined with favorable stock selection in Colgate-Palmolive Co. and The Procter & Gamble Co. served as a positive contributor to relative performance.

The Fund's relative overweight position in the consumer services sector, specifically Comcast Corp., served as a significant positive contributor to performance during the period. Underperformance in the aerospace & defense sector, specifically from Lockheed Martin Corp., detracted from the Fund's performance. The Fund's overweight position in the financial services sector negatively impacted performance. Among particular financial services holdings, Citigroup Inc., The Progressive Corp. and Fannie Mae were strong performers, while MBNA Corp. and American International Group, Inc., underperformed.

For the 12-month period ended March 31, 2003, the Fund underperformed the Russell 1000 Growth Index. The technology sector began an upward rally in the final few months of the period, but the upswing was not enough to offset the negative impact that the sector had on the broader market during the 12-month period under review. As a result, the Fund's underweight position relative to the Russell 1000 Growth Index, which combined with the solid stock selection particularly with Dell Computer Corp., served to positively impact performance for the period. The Fund's relative overweight position in the utilities sector served performance well, as Comcast posted a strong rally in the final three months of the period. Performance from positions in the health care sector was divided during the 12-month period. The controversy over Medicare outlier payments dragged heavily on Tenet Healthcare, while Baxter and Wyeth also served as significant negative impacts to performance. Yet, UnitedHealth Group, Amgen and St. Jude Medical, Inc. served as three of the top four contributors to overall performance for the period.


--------------------------------------------------------------------------------
2 o ALLIANCE ALL-MARKET ADVANTAGE FUND

Despite the fact that the Fund's overweight position relative to the Russell 1000 Growth Index in the consumer services sector helped performance in 2002, weak individual stock selection hurt. Media holdings, such as Clear Channel Communications, Inc. and Viacom, Inc. were hurt by dramatic declines in advertising spending. Retail names like Kohl's, The Home Depot Inc. and Target detracted from performance. Investors fled to the relative safety of consumer staples stocks amid the more predictable growth rates. The Fund's overweight position combined with strong stock selection in the sector contributed to relative performance, specifically with Procter & Gamble, Avon Products Inc. and Colgate-Palmolive. In materials and processing, Tyco International Ltd. served as a notable detraction from performance, and Nokia in the technology sector also negatively impacted the Fund.

The Fund's largest overweight relative to the benchmark remains in the financial services sector where Progressive served as a notable outperformer. Yet, performance was negatively impacted by a few of the Fund's larger positions in this sector, such as Citigroup, American International Group and MBNA, which underperformed during the 12-month period.

Market Environment and Outlook
U.S. equity markets experienced continued volatility for the annual period ended March 31, 2003. Worries over the health of corporate profits and disappointing profit forecasts set the stage for a challenging environment for investors. Weak earnings outlooks and poor visibility for many companies took a noticeable change for the better in the last few months of the period. Stabilization infiltrated as a common theme among companies reporting, particularly within the technology sector, which experienced a difficult year. Inventory levels reached low levels, liquidity remained high and reports on the U.S. economy revealed that a recovery out of the recession, though slow, was evident. The reports left many analysts optimistic that demand is likely to recover to sustainable levels in 2003.

The market was also characterized during the year by fraudulent accounting uncovered at WorldCom, Inc. and bankruptcy filings from Kmart and Enron. Investors' concerns escalated over doubts about companies' accounting practices and weakened investor conviction in financial disclosures. However, a steady rebuilding of confidence began to emerge as the deadline for companies to certify their financial statements passed without any new confidence-shattering scandals. The consumer remained relatively steadfast, despite growing layoffs. A robust housing market persisted throughout the period. Geopolitical concerns surfaced amid a potential and ultimate war with Iraq, and developments in the Korean Peninsula clouded investor sentiment.

The U.S. Federal Reserve brought interest rates to the lowest levels in four decades, revealing its willingness to ensure the country continues on its path towards recovery. Investors sought additional comfort in the widely held view by economists for a modest economic


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 3
recovery in 2003 and that a fourth year of losses by the U.S. equity market is unlikely, having occurred only once before in the twentieth century.

We acknowledge the difficulty in predicting the timing or impact of war on our economy and on the equity markets. Nonetheless, war-related emotions have dominated the recent trading activity of the markets. We contend that the war has also served as a significant drag on the economy. Currently, businesses are clearly erring on the side of caution, represented by their hesitation to hire and reluctance to borrow. Various surveys of CFOs have revealed a decided postponement in capital investments until better clarity becomes available on the timing and outcome of the war. We feel the weak consumer and associated concerns with unemployment are also largely attributable to the negative sentiment attached to the war.

Still, we feel that the economic backdrop is currently structured such that, unlike that during the Gulf War, the economy is poised for a recovery, now that the uncertainties of the war have unfolded. Oil prices have fallen over $10 a barrel in April, and the narrow spread between the federal funds rate at 1.25% and nominal gross domestic product (GDP) represent important preconditions for economic recovery. In addition, businesses will not have to be in the position to eliminate excess inventories. The housing market remains strong, and a critical sense of wealth and liquidity is attached to the robust home values. The extent of the projected economic recovery, in our opinion, remains relatively muted for the first two quarters, but we believe it will likely start to ramp up in the third quarter of this year.

Portfolio Strategy
Apparently, simple yet important, we are maintaining both patience and discipline through this volatile and uncertain period, focussing our efforts on company-specific analysis for the Fund's investments in high quality growth companies. We expect market volatility to continue as incremental information is disseminated on the economy and on geopolitical issues. We continue to take advantage of this volatility by identifying inconsistencies between generally sound fundamentals and pricing, optimally structuring the Fund as these opportunities present themselves. As we look ahead, we believe that ultimately sound fundamentals and earnings will drive performance, and we remind ourselves continuously that getting this portion of the equation right for the preeminent growth companies will translate to successful investments. We feel prepared to endure what will likely be a rocky earnings environment near-term, while we believe the longer-term opportunities will deliver quality growth and performance. Our optimistic bias towards an eventual recovery perpetuates our continuing intention to edge higher the aggressiveness within the Fund. In seeking higher-beta positions, we remain extremely selective on a stock-by-stock basis, particularly as it relates to technology.

Quarterly Distribution
The Fund distributes to its shareholders an amount equal to 2.5% of the


--------------------------------------------------------------------------------
4 o ALLIANCE ALL-MARKET ADVANTAGE FUND

Fund's total net assets at the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a tax-free return of capital to shareholders.

During the 12-month period ended March 31, 2003, the Fund paid quarterly distributions totaling $1.58 per share. The Fund's net asset value (NAV) ended the period at $12.46 per share.

Thank you for your continued interest in Alliance All-Market Advantage Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,

/s/John D. Carifa

John D. Carifa
Chairman and President




/s/Michael J. Reilly

Michael J. Reilly
Vice President



[PHOTO]   John D. Carifa



[PHOTO]   Michael J. Reilly

Michael J. Reilly, Portfolio Manager, has over 13 years of investment experience.

--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 5

PERFORMANCE UPDATE



ALLIANCE ALL-MARKET ADVANTAGE FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
11/30/94* TO 3/31/03


S&P 500 Stock Index: $21,526
Alliance All-Market Advantage Fund (NAV): $19,940
Russell 1000 Growth Index: $18,229


         Alliance All-Market       Russell 1000
         Advantage Fund (NAV)      Growth Index       S&P 500 Stock Index

11/30/94*     $10,000                  $10,000                 $10,000
 3/31/95      $10,818                  $11,136                 $11,135
 3/31/96      $13,929                  $14,696                 $14,706
 3/31/97      $16,515                  $17,265                 $17,620
 3/31/98      $28,349                  $25,803                 $26,072
 3/31/99      $40,540                  $33,057                 $30,892
 3/31/00      $50,882                  $44,337                 $36,431
 3/31/01      $30,227                  $25,396                 $28,538
 3/31/02      $28,812                  $24,889                 $28,608
 3/31/03      $19,940                  $18,229                 $21,526



This chart illustrates the total value of an assumed $10,000 investment in Alliance All-Market Advantage Fund at net asset value (NAV) (from 11/30/94* to 3/31/03) as compared to the performance of appropriate indices. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

When comparing Alliance All-Market Advantage Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.



*Closest month-end after Fund's inception date of 11/4/94.


--------------------------------------------------------------------------------
6 o ALLIANCE ALL-MARKET ADVANTAGE FUND

PERFORMANCE UPDATE



ALLIANCE ALL-MARKET ADVANTAGE FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 3/31


 Alliance All-Market Advantage Fund (NAV)
 Russell 1000 Growth Index


      Alliance All-Market Advantage Fund (NAV) -- Yearly Periods Ended 3/31
--------------------------------------------------------------------------------
                          Alliance All-Market           Russell 1000
                          Advantage Fund (NAV)          Growth Index
--------------------------------------------------------------------------------
      3/31/95*                     4.94%                     7.80%
      3/31/96                     28.76%                    31.99%
      3/31/97                     18.56%                    17.48%
      3/31/98                     71.66%                    49.46%
      3/31/99                     43.00%                    28.11%
      3/31/00                     25.51%                    34.12%
      3/31/01                    -40.84%                   -42.72%
      3/31/02                     -4.34%                    -2.00%
      3/31/03                    -30.83%                   -26.76%

Past performance is no guarantee of future results. The Fund's investment results represent average annual returns and are based on the net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

* The Fund's return for the period ended 3/31/95 is from the Fund's inception date of 11/4/94 through 3/31/95. The benchmark's return for the period ended 3/31/95 is from 10/31/94 through 3/31/95.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 7

PORTFOLIO SUMMARY
March 31, 2003 (unaudited)

INCEPTION DATE
11/4/94


PORTFOLIO STATISTICS
Net Assets ($mil): $45.2


SECTOR BREAKDOWN
  22.7% Finance
  21.1% Technology
  20.1% Health Care
  20.0% Consumer Services                  [PIE CHART OMITTED]
   7.8% Consumer Staples
   2.3% Capital Goods
   1.7% Energy
   0.6% Aerospace & Defense

   3.7% Short Term


All data as of March 31, 2003. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

--------------------------------------------------------------------------------
8 o ALLIANCE ALL-MARKET ADVANTAGE FUND

TEN LARGEST HOLDINGS
March 31, 2003 (unaudited)

                                                               Percent of
Company                                  U.S. $ Value          Net Assets
--------------------------------------------------------------------------------
Microsoft Corp.                           $ 2,634,048                 5.8%
--------------------------------------------------------------------------------
MBNA Corp.                                  2,159,675                 4.8
--------------------------------------------------------------------------------
Pfizer, Inc.(a)                             1,842,298                 4.1
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                       1,758,614                 3.9
--------------------------------------------------------------------------------
Viacom, Inc. Cl. B                          1,758,109                 3.9
--------------------------------------------------------------------------------
Kohl's Corp.                                1,748,322                 3.9
--------------------------------------------------------------------------------
Freddie Mac                                 1,725,750                 3.8
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                    1,723,396                 3.8
--------------------------------------------------------------------------------
Citigroup, Inc.                             1,722,500                 3.8
--------------------------------------------------------------------------------
Medtronic, Inc.                             1,520,544                 3.3
--------------------------------------------------------------------------------
                                          $18,593,256                41.1%


(a) Adjusted for market value of call options purchased.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 9

PORTFOLIO OF INVESTMENTS
March 31, 2003 (unaudited)

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-92.6%

Finance-21.7%
Banking - Money Centers-9.6%
Citigroup, Inc. ............................      50,000      $  1,722,500
J.P. Morgan Chase & Co. ....................       8,600           203,906
MBNA Corp. .................................     143,500         2,159,675
SLM Corp. ..................................       2,200           244,024
                                                              ------------
                                                                 4,330,105
                                                              ------------
Brokerage & Money Management-3.2%
Merrill Lynch & Co., Inc.(a) ...............      30,100         1,065,540
Morgan Stanley..............................       9,900           379,665
                                                              ------------
                                                                 1,445,205
                                                              ------------
Insurance-3.9%
American International Group, Inc. .........       5,500           271,975
The Progressive Corp. ......................      16,400           972,684
Travelers Property Casualty Corp. Cl. A(b)..      38,536           542,972
                                                              ------------
                                                                 1,787,631
                                                              ------------
Mortgage Banking-5.0%
Fannie Mae..................................       8,200           535,870
Freddie Mac.................................      32,500         1,725,750
                                                              ------------
                                                                 2,261,620
                                                              ------------
                                                                 9,824,561
                                                              ------------
Technology-21.1%
Communication Equipment-6.7%
AT&T Wireless Services, Inc. ...............      70,400           464,640
Cisco Systems, Inc.(b)......................      48,200           625,636
Juniper Networks, Inc.(b)...................      15,900           129,903
Nokia Corp. (ADR) (Finland).................      89,500         1,253,895
Vodafone Group Plc (ADR) (United Kingdom)...      30,600           557,532
                                                              ------------
                                                                 3,031,606
                                                              ------------
Computer Hardware-2.2%
Dell Computer Corp.(b)......................      35,800           977,698
                                                              ------------
Computer Services-0.6%
First Data Corp. ...........................       7,200           266,472
                                                              ------------
Computer Software-6.2%
Electronic Arts, Inc.(b)....................       2,600           152,464
Microsoft Corp.(b)..........................     108,800         2,634,048
                                                              ------------
                                                                 2,786,512
                                                              ------------
Internet Infrastructure-0.4%
eBay, Inc.(b)...............................       2,200           187,638
                                                              ------------
Semiconductor Capital Equipment-0.3%
Applied Materials, Inc.(b)..................      13,100           164,798
                                                              ------------


--------------------------------------------------------------------------------
10 o ALLIANCE ALL-MARKET ADVANTAGE FUND

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------

Semiconductor Components-4.7%
Intel Corp. ................................      52,800   $       859,584
Marvell Technology Group Ltd.(b)............      18,100           383,539
Maxim Integrated Products, Inc. ............      14,400           520,128
Taiwan Semiconductor Manufacturing Co. Ltd.
  (ADR) (Taiwan)(b).........................      21,900           149,796
Texas Instruments, Inc. ....................      13,400           219,358
                                                              ------------
                                                                 2,132,405
                                                              ------------
                                                                 9,547,129
                                                              ------------
Consumer Services-20.0%
Broadcasting & Cable-9.1%
Clear Channel Communications, Inc.(b).......      11,100           376,512
Comcast Corp. Special Cl. A(b)..............      53,900         1,481,711
Echostar Communications Corp. Cl. A.........      17,200           496,736
Viacom, Inc., Cl. B(b)......................      48,141         1,758,110
                                                              ------------
                                                                 4,113,069
                                                              ------------
Entertainment & Leisure-0.7%
Harley-Davidson, Inc. ......................       7,700           305,767
                                                              ------------
Retail - General Merchandise-10.2%
Home Depot, Inc. ...........................      23,200           565,152
Kohl's Corp.(b).............................      30,900         1,748,322
Lowe's Cos., Inc. ..........................      12,900           526,578
Wal-Mart Stores, Inc. ......................      33,800         1,758,614
                                                              ------------
                                                                 4,598,666
                                                              ------------
                                                                 9,017,502
                                                              ------------
Healthcare-17.4%
Biotechnology-3.2%
Amgen, Inc.(a)(b)...........................      24,700         1,421,485
                                                              ------------
Drugs-3.2%
Pfizer, Inc. ...............................      37,800         1,177,848
Wyeth.......................................       7,600           287,432
                                                              ------------
                                                                 1,465,280
                                                              ------------
Medical Products-5.4%
Boston Scientific Corp. ....................       7,900           322,004
Johnson & Johnson...........................       6,800           393,516
Medtronic, Inc. ............................      33,700         1,520,544
St. Jude Medical, Inc.(b)...................       4,300           209,625
                                                              ------------
                                                                 2,445,689
                                                              ------------
Medical Services-5.6%
Cardinal Health, Inc. ......................      10,000           569,700
UnitedHealth Group, Inc.(b)(c)..............      18,800         1,723,396
WellPoint Health Networks, Inc.(b)..........       2,900           222,575
                                                              ------------
                                                                 2,515,671
                                                              ------------
                                                                 7,848,125
                                                              ------------


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 11

                                               Shares or
Company                                     Contracts(d)      U.S. $ Value
--------------------------------------------------------------------------------
Consumer Staples-7.8%
Beverages-1.4%
Anheuser-Busch Cos., Inc. ..................      13,100      $    610,591
                                                              ------------
Cosmetics-1.3%
Avon Products, Inc. ........................      10,000           570,500
                                                              ------------
Food-0.3%
Wm. Wrigley Jr. Co. ........................       2,200           124,300
                                                              ------------
Household Products-2.9%
Colgate-Palmolive Co. ......................      10,400           566,176
The Procter & Gamble Co. ...................       8,400           748,020
                                                              ------------
                                                                 1,314,196
                                                              ------------
Retail - Food & Drug-1.9%
Walgreen Co. ...............................      30,200           890,296
                                                              ------------
                                                                 3,509,883
                                                              ------------
Capital Goods-2.3%
Miscellaneous-2.3%
General Electric Co. .......................      40,600         1,035,300
                                                              ------------
Energy-1.7%
Oil Service-1.7%
Devon Energy Corp. .........................       8,900           429,158
Valero Energy Corp. ........................       8,100           335,178
                                                              ------------
                                                                   764,336
                                                              ------------
Aerospace & Defense-0.6%
Aerospace-0.6%
Lockheed Martin Corp. ......................       6,100           290,055
                                                              ------------
Total Common Stocks
   (cost $37,263,159).......................                    41,836,891
                                                              ------------
CALL OPTIONS PURCHASED(b)-3.7%
American International Group, Inc.
  expiring May '03 @ $35....................         310           452,600
Johnson & Johnson
  expiring Jan '04 @ $25....................         175           575,750
Pfizer, Inc.
  expiring Jan '04 @ $17.50.................         485           664,450
                                                              ------------
Total Call Options Purchased
  (cost $1,994,335).........................                     1,692,800
                                                              ------------


--------------------------------------------------------------------------------
12 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                 Shares,
                                            Contracts(d)
                                            or Principal
                                                  Amount
Company                                             (000)     U.S. $ Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-3.7%
Commercial Paper-3.7%
General Electric Capital Corp.
  1.38%, 4/01/03
  (amortized cost $1,689,000)...............     $ 1,689      $  1,689,000
                                                              ------------
Total Investments-100.0%
  (cost $40,946,494)........................                    45,218,691
                                                              ------------
CALL OPTIONS WRITTEN(b)-0.0%
S&P 100 Index
  expiring Apr '03 @ $860...................           8           (11,440)
S&P 500 Index
  expiring Apr '03 @ $870...................           7            (7,490)
                                                              ------------
Total Call Options Written
  (premiums received $37,354)...............                       (18,930)
                                                              ------------
SECURITIES SOLD SHORT(b)-(0.4%)
J.C. Penney Co., Inc. ......................       9,400          (184,616)
                                                              ------------
Total Securities Sold Short
   (proceeds $189,454)......................                      (184,616)
                                                              ------------
Total Investments, Net of Outstanding
Call Options Written and Securities
Sold Short-99.6%
   (cost $40,719,686).......................                    45,015,145
Other assets less liabilities-0.4%..........                       179,023
                                                              ------------
Net Assets-100%.............................                  $ 45,194,168
                                                              ------------


--------------------------------------------------------------------------------


(a) Positions, or portion thereof, with an aggregate market value of $1,759,760, has been segregated to collateralize written call options.
(b) Non-income producing security.
(c) Position, or portion thereof, with an aggregate market value of $687,525, has been segregated to collateralize open short sales.
(d) One contract relates to 100 shares unless otherwise indicated.
    Glossary:
    ADR - American Depositary Receipt
    See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 13

STATEMENT OF ASSETS & LIABILITIES
March 31, 2003 (unaudited)

Assets
Investments in securities, at value
  (cost $40,946,494) ................................         $ 45,218,691
Cash ................................................                  588
Receivable for investment securities sold............            4,117,141
Dividends receivable.................................               54,555
                                                              ------------
Total assets.........................................           49,390,975
                                                              ------------
Liabilities
Securities sold short, at value (proceeds $189,454)..              184,616
Outstanding options written
  (premiums received $37,354)........................               18,930
Payable for investment securities purchased..........            2,555,859
Dividend payable.....................................            1,193,553
Advisory fee payable.................................               45,051
Administrative fee payable...........................               35,373
Accrued expenses and other liabilities...............              163,425
                                                              ------------
Total liabilities....................................            4,196,807
                                                              ------------
Net Assets...........................................         $ 45,194,168
                                                              ------------
Composition of Net Assets
Capital stock, at par................................         $     36,278
Additional paid-in capital...........................           74,782,321
Accumulated net investment loss......................             (354,669)
Accumulated net realized loss on
  investment transactions............................          (33,565,221)
Net unrealized appreciation of investments...........            4,295,459
                                                              ------------
                                                              $ 45,194,168
                                                              ------------
Net Asset Value Per Share
   (based on 3,627,822 shares outstanding)...........               $12.46
                                                                    ------


See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE ALL-MARKET ADVANTAGE FUND

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2003 (unaudited)

Investment Income
Dividends (net of foreign taxes
   withheld of $3,992).................. $       192,913
Interest................................          30,568   $       223,481
                                         ---------------
Expenses
Advisory fee............................         314,324
Administrative..........................          70,700
Custodian...............................          54,836
Audit and legal.........................          47,280
Printing................................          24,844
Shareholder servicing...................          24,412
Directors' fees and expenses............          15,800
Registration............................          12,004
Transfer agency.........................           7,044
Miscellaneous...........................           6,906
                                         ---------------
Total expenses..........................                           578,150
                                                           ---------------
Net investment loss.....................                          (354,669)
                                                           ---------------
Realized and Unrealized Gain (Loss) on
Investment Transactions
Net realized gain (loss) from:
   Investment transactions..............                        (4,606,601)
   Written options......................                            69,344
   Futures..............................                            10,893
   Short sales..........................                          (128,463)
Net change in unrealized
   appreciation/depreciation of:
   Investments..........................                         3,063,306
   Written options......................                            18,424
   Short sales..........................                            18,191
                                                           ---------------
Net loss on investment transactions.....                        (1,554,906)
                                                           ---------------
Net Decrease in Net Assets from
  Operations............................                   $    (1,909,575)
                                                           ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 15

STATEMENT OF CHANGES
IN NET ASSETS


                                            Six Months
                                               Ended         Year Ended
                                          March 31, 2003    September 30,
                                            (unaudited)         2002
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss..................... $      (354,669)  $      (946,491)
Net realized loss on investment
   transactions.........................      (4,654,827)      (13,119,073)
Net change in unrealized
  appreciation/depreciation
  of investments........................       3,099,921          (738,324)
                                         ---------------   ---------------
Net decrease in net assets from
  operations............................      (1,909,575)      (14,803,888)
Distributions to Shareholders from
Net realized gain on investments........      (2,430,643)               -0-
Tax return of capital...................              -0-       (7,068,183)
Common Stock Transactions
Reinvestment of dividends resulting in
  issuance of common stock..............              -0-          226,261
                                         ---------------   ---------------
Total decrease..........................      (4,340,218)      (21,645,810)
Net Assets
Beginning of period.....................      49,534,386        71,180,196
                                         ---------------   ---------------
End of period........................... $    45,194,168   $    49,534,386
                                         ---------------   ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE ALL-MARKET ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS
March 31, 2003 (unaudited)

NOTE A
Significant Accounting Policies
Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. Investment Income and Investment Transactions
Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 17

4. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory, Administrative Fees and Other Affiliated Transactions
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Adviser") a monthly fee at an annualized rate of 1.25% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee of plus or minus .55% based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index. Prior to August 1, 2001, the monthly Basic Fee was determined at an annualized rate of 1.50% of the Fund's average weekly net assets and an adjustment to the Basic Fee of plus or minus .30%. Under the terms of the Investment Advisory Agreement, the performance period for calculation of adjustments to the Basic Fee is a rolling 36-month period ending with the most recent calendar month. During the six months ended March 31, 2003, the fee as adjusted, amounted to 1.28% of the Fund's average net assets.

The Fund paid Alliance Capital Management L.P. (the "Administrator") $70,700 for the six months ended March 31, 2003 pursuant to the Administration Agreement. Prior to August 1, 2001, the Administrator was paid a monthly fee at an annual rate of .25 of 1% of the Fund's weekly average net assets. Commencing August 1, 2001 the monthly administration fee has been eliminated and the Administrator is now reimbursed at cost for the provision of administrative services under the Administration Agreement.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Investment Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $590 during the six months ended March 31, 2003.

Under the terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, UBS PaineWebber Inc. a quarterly fee equal to the annualized rate of .10 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the six months ended March 31, 2003 amounted to $283,451, of which $1,095 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.


--------------------------------------------------------------------------------
18 o ALLIANCE ALL-MARKET ADVANTAGE FUND

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments, short-term options, and U.S. government securities) aggregated $62,741,099 and $64,487,256, respectively, for the six months ended March 31, 2003. There were no purchases or sales of U.S. government or government agency obligations for the six months ended March 31, 2003.

At March 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $5,640,881 and gross unrealized depreciation of investments was $1,368,684 resulting in net unrealized appreciation of $4,272,197 (excluding short sales and written options).

1. Financial Futures Contracts
The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments. The market risk may exceed the amount recorded in the statement of asset and liabilities.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Options Transactions
The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 19

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the costbasis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in options written for the six months ended March 31, 2003 were as follows:
                                            Number of         Premiums
                                             Contracts        Received
                                         ---------------   ---------------
Options outstanding at beginning
  of year...............................              -0-  $            -0-
Options written.........................             683           342,957
Options terminated in closing purchase
  transactions..........................            (618)         (283,254)
Options expired.........................             (50)          (22,349)
                                         ---------------   ---------------
Options outstanding at
  March 31, 2003........................              15   $        37,354
                                         ===============   ===============

3. Securities Sold Short
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.


--------------------------------------------------------------------------------
20 o ALLIANCE ALL-MARKET ADVANTAGE FUND

NOTE D
Distributions To Shareholders
The tax character of distributions to be paid for the year ending September 30, 2003 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2002, and September 30, 2001 were as follows:

                                               2002             2001
                                         ---------------   ---------------
Distributions paid from:
   Ordinary income...................... $            -0-  $            -0-
   Net long-term capital gains..........              -0-       18,564,365
                                         ---------------   ---------------
Total taxable distributions.............              -0-       18,564,365
   Tax return of capital................       7,068,183         6,955,238
                                         ---------------   ---------------
Total distributions paid................ $     7,068,183   $    25,519,603
                                         ---------------   ---------------

As of September 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses.................      $  (21,945,653)(a)
                                                           --------------
Unrealized appreciation/(depreciation)...............          (1,858,411)(b)
                                                           --------------
Total accumulated earnings/(deficit).................      $  (23,804,064)
                                                           --------------

(a) On September 30, 2002, the Fund had a net capital loss carryforward of $11,541,945 which expires in the year 2010. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended September 30, 2002, the Fund deferred to October 1, 2002, post October capital losses of $10,403,708.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and losses on options.

NOTE E
Capital Stock
There are 300,000,000 shares of $.01 par value common stock authorized, of which 3,627,822 shares were outstanding at March 31, 2003. During the six months ended March 31, 2003, there were no shares issued in connection with the Fund's dividend reinvestment plan. During the year ended September 30, 2002, there were 11,277 shares issued in connection with the Fund's dividend reinvestment plan.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 21

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                       Six Months
                                            Ended
                                        March 31,                   Year Ended September 30,
                                             2003   --------------------------------------------------------
                                      (unaudited)    2002        2001         2000         1999        1998
                                      ----------------------------------------------------------------------
Net asset value,
  beginning of period...............    $13.65      $19.68      $42.58       $42.13       $32.52      $33.72
                                      ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss.................      (.10)(a)    (.26)(a)    (.42)(a)     (.90)        (.84)(a)    (.77)
Net realized and unrealized
  gain (loss) on investment
  transactions......................      (.42)      (3.82)     (15.36)        8.79        17.26        4.73
Net increase (decrease) in net        ----------------------------------------------------------------------
  asset value from operations ......      (.52)      (4.08)     (15.78)        7.89        16.42        3.96
                                      ----------------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gains.............................      (.67)         -0-      (3.52)       (7.44)       (4.26)      (5.16)
Tax return of capital...............        -0-      (1.95)      (1.51)          -0-          -0-         -0-
Distribution in excess of
  net realized gain.................        -0-         -0-      (2.09)          -0-          -0-         -0-
                                      ----------------------------------------------------------------------
Total distributions.................      (.67)      (1.95)      (7.12)       (7.44)       (4.26)      (5.16)
                                      ----------------------------------------------------------------------
Capital Share Transactions
Dilutive effect of rights
  offering .........................        -0-         -0-         -0-          -0-       (2.41)         -0-
Offering costs charged to
  additional paid-in capital .......        -0-         -0-         -0-          -0-        (.14)         -0-
                                      ----------------------------------------------------------------------
Total capital share transactions ...        -0-         -0-         -0-          -0-       (2.55)         -0-
                                      ----------------------------------------------------------------------
Net asset value, end of period .....    $12.46     $ 13.65     $ 19.68     $  42.58      $ 42.13     $ 32.52
                                      ----------------------------------------------------------------------
Market value, end of period ........    $13.00     $ 13.45     $ 19.90     $ 41.063      $38.688     $36.875
                                      ======================================================================
Total Return
Total investment return
  based on:(b)
Market value........................      1.63%     (24.59)%   (38.96)%       26.32%       15.45%      37.40%
Net asset value.....................     (3.92)%    (22.64)%   (41.76)%       20.17%       42.20%      12.49%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)...................   $45,194     $49,534     $71,180     $152,115     $150,519     $81,552
Ratio to average net assets of:
  Expenses..........................      2.34%(c)    2.06%       2.45%        2.24%        2.39%       2.57%
  Expenses, excluding
  interest expense..................      2.34%(c)    2.06%       2.45%        2.23%(d)     2.39%(d)    2.52%(d)
  Net investment loss...............     (1.44)%(c)  (1.38)%     (1.47)%      (1.91)%      (1.97)%     (2.18)%
Portfolio turnover rate.............       142%        215%        311%         157%         110%         96%


See footnote summary on page 23.


--------------------------------------------------------------------------------
22 o ALLIANCE ALL-MARKET ADVANTAGE FUND

(a) Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(c) Annualized.
(d) Net of interest expense on short sales as follows:(see Note C)


    Year Ended September 30,
--------------------------------
     2000    1999    1998
--------------------------------
    .004%   .003%    .05%


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 23

ADDITIONAL INFORMATION

(unaudited)

Supplemental Proxy Information
The Annual Meeting of Stockholders of the Alliance All-Market Advantage Fund, Inc. was held on March 20, 2003. A description of the proposal and number of shares voted at the meeting are as follows:


                                                                 Abstain/
                                                                Authority
                                                    Voted For    Withheld
================================================================================
1. To elect Class Three
directors: (term expires
in 2006)            John D. Carifa                  3,412,232     113,660
                    Ruth Block                      3,418,453     107,439


--------------------------------------------------------------------------------
24 o ALLIANCE ALL-MARKET ADVANTAGE FUND

GLOSSARY OF INVESTMENT TERMS

benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital
Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceeds its liabilities).

common stock
A type of security that represents ownership in a public company.

earnings
Revenues minus cost of sales, operating expenses and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

portfolio
The collection of securities that make up a fund's or an investor's investments.

price-to-earnings
What an investor pays for a security versus a company's earnings per share of outstanding stock.

sector
A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 25

Alliance Capital Management L.P.
Alliance Capital Management L.P. is a leading global investment management firm with approximately $386 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital Management L.P. has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 42 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance Capital Management L.P. stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital Management L.P., we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 570 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/03.


--------------------------------------------------------------------------------
26 o ALLIANCE ALL-MARKET ADVANTAGE FUND

BOARD OF DIRECTORS


John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Thomas J. Bardong,Vice President
Thomas Kamp, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer
Agent and Registrar
The Bank of New York
101 Barclay Street
New York, NY 10286

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Custodian
The Bank of New York
100 Church Street
New York, NY 10286


(1) Member of the Audit Committee.
    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

    This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 27

ALLIANCEBERNSTEIN FAMILY OF FUNDS



U.S. Growth Funds
Growth Fund
Growth & Income Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Quasar Fund
Technology Fund

Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund

Taxable Bond Funds (continued)
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.


--------------------------------------------------------------------------------
28 o ALLIANCE ALL-MARKET ADVANTAGE FUND

SUMMARY OF GENERAL
INFORMATION


Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "AllncAll". The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as other newspapers ina table called "Closed-End Funds."

Dividend Reinvestment Plan
All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at (800) 432-8224.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 29

Alliance All-Market Advantage Fund
1345 Avenue of the Americas
New York, NY 10105


[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research & Management


(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.


AMASR0303